UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): September 22, 2015

SPHERIX INCORPORATED
(Exact Name of Registrant as Specified in Charter)

Delaware	0-5576	52-0849320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6430 Rockledge Drive, Suite 503 Bethesda, MD	20817
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 992-9260

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy Continued Listing Rule or Standard; Transfer of Listing.

On September 22, 2015, Spherix Incorporated (the “Company”) received a letter from The NASDAQ Stock Market LLC (“NASDAQ”) indicating that the Company was afforded an additional 180 calendar day period to regain compliance with the minimum bid price requirement of $1.00 per share, as set forth in NASDAQ Listing Rule 5550(a)(2) (the “Rule”). The notification has no immediate effect on the listing of the Company’s common stock on The Nasdaq Capital Market.

As previously disclosed by the Company on the Current Report on Form 8-K filed on March 27, 2015 with the Securities and Exchange Commission, on March 24, 2015 the Company received a written notification from NASDAQ notifying the Company that it had failed to comply with the Rule because the bid price for the Company’s common stock over a period of 30 consecutive business days prior to such date had closed below the minimum $1.00 per share requirement for continued listing. In accordance with NASDAQ’s Listing Rule 5810(c)(3)(A), the Company had a period of 180 calendar days, or until September 21, 2015, to regain compliance with the Rule. After determining that it would not be in compliance with the Rule by September 21, 2015, the Company notified NASDAQ and applied for an extension of the cure period, as permitted under the original notification.

In accordance with NASDAQ Listing Rule 5810(c)(3)(A), NASDAQ granted a second grace period of 180 calendar days, or until March 21, 2016, to regain compliance with the minimum closing bid price requirement for continued listing. In order to regain compliance, the minimum closing bid price per share of the Company’s common stock must be at least $1.00 for a minimum of ten consecutive business days. Continued listing during this period is also contingent on the Company’s continued compliance with all listing requirements other than for the minimum bid price. If the Company fails to regain compliance by March 21, 2016, the Company’s stock will be subject to delisting by NASDAQ.

If the Company’s closing bid price does not rise of its own accord sufficient to meet the above-referenced NASDAQ requirement, the Company may consider a reverse stock split, if necessary, to continue its listing, and have committed to NASDAQ to do so no less than ten business days prior to the expiration of this extended cure period, if necessary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  September 23, 2015

SPHERIX INCORPORATED

By:	/s/ Anthony Hayes
Name: Anthony Hayes
Title: Chief Executive Officer